Exhibit 10.22

FOURTH AMENDMENT TO CREDIT AGREEMENT
FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of March 12, 2014, among AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP V, L.P., a Delaware limited partnership (“Borrower”), AMERICAN REALTY CAPITAL TRUST V, INC., a Maryland corporation (“Parent”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”; Parent and each of the Subsidiary Guarantors, individually, a “Guarantor Party” and, collectively, the “Guarantor Parties”), the ELECTING LENDER (defined below), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:
A.Borrower, the Administrative Agent and certain lenders (together with their respective successors and assigns, the “Lenders”) are parties to that certain Credit Agreement dated as of September 23, 2013, as amended by that certain First Amendment to Credit Agreement dated as of November 22, 2013, that certain Second Amendment to Credit Agreement dated as of December 19, 2013 and that certain Third Amendment to Credit Agreement dated as of February 11, 2014 (as so amended, the “Credit Agreement”; and except as otherwise herein expressly provided, each initially capitalized term used herein has the meaning assigned to such term in the Credit Agreement).
B.    The Guarantor Parties are party to that certain Guaranty in favor of the Administrative Agent on behalf of the Lenders and the Issuing Bank dated as of September 23, 2013.
C.    Pursuant to Section 2.21 of the Credit Agreement, Borrower has requested an increase in the Commitments by $40,000,000, and Regions Bank (the “Electing Lender”) has agreed to provide such increase.
D.    The parties hereto desire to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment of Credit Agreement. Effective as of the Effective Date (defined below), the Credit Agreement is hereby amended as follows:
(a)    The last sentence of the definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“As of March 12, 2014, the aggregate amount of the Lenders’ Commitments is $670,000,000.”
(b)    Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

Section 2.    Commitments. The Electing Lender agrees that its Commitment shall be equal to the amount set forth on Schedule 2.01 attached hereto.
Section 3.    Effective Date. The “Effective Date” shall be the date on which all of the following have been satisfied:
(a)    the Administrative Agent shall have received Borrower’s and Guarantor Parties’ signed counterparts of this Agreement;
(b)    the Electing Lender shall have received a Note executed by Borrower in the principal amount equal to Electing Lender’s Commitment as set forth on Schedule 2.01 attached hereto; and
(c)    the Administrative Agent shall have been paid all reasonable out-of-pocket expenses, including reasonable legal fees for the Administrative Agent’s outside counsel, due to it pursuant to the transaction contemplated herein and all reasonable outstanding out-of-pocket fees and expenses, if any, that have been invoiced to Borrower to date.
Section 4.    Borrower’s Representations. Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(a)    each of the representations and warranties of Borrower contained or incorporated in the Credit Agreement, as amended by this Agreement, or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);
(b)    as of the date hereof and immediately after giving effect to this Agreement, no Default and no Event of Default has occurred and is continuing;
(c)    Borrower has all necessary limited partnership power and authority to execute, deliver and perform its obligations under this Agreement; Borrower has been duly authorized by all necessary limited partnership action on its part; and this Agreement has been duly and validly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(d)    Borrower’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by‑laws or other organizational documents of Borrower or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower or any of its assets.

Section 5.    Guarantor Parties’ Representations. Each Guarantor Party hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(a)    each of the representations and warranties of such Guarantor Party contained or incorporated in the Guaranty or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);
(b)    as of the date hereof and immediately after giving effect to this Agreement, such Guarantor Party is in compliance with its obligations under the Guaranty and each of the other Loan Documents to which it is a party;
(c)    such Guarantor Party has all necessary corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement; such Guarantor Party has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and this Agreement has been duly and validly executed and delivered by such Guarantor Party and constitutes such Guarantor Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(d)    such Guarantor Party’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by‑laws or other organizational documents of such Guarantor Party or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Guarantor Party or any of its assets.
Section 6.    Ratifications.
(a)    Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Credit Agreement (as amended hereby) and the other Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.
(b)    Each Guarantor Party hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Guaranty and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Guaranty and the other Loan Documents and all of its obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.
Section 7.    Miscellaneous.
(a)    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)    Amendments, Etc. The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any consent of the Lenders required pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Guarantors, the Administrative Agent and the Lenders.
(c)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Guarantor Parties, the Administrative Agent and the Lenders.
(d)    Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
(e)    Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or email transmission shall be effective as manual delivery of an executed counterpart hereof.
(f)    Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP V, L.P., a Delaware limited partnership

By:	American Realty Capital Trust V, Inc., a Maryland corporation, its general partner
By:        /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

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PARENT:

AMERICAN REALTY CAPITAL TRUST V, INC., a Maryland corporation

By:        /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

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SUBSIDIARY GUARANTORS:

ARC AAANGIN001, LLC
ARC AABNLFL001, LLC
ARC AAWSNGA001, LLC
ARC ABHNDMS001, LLC
ARC AMWNRKY001, LLC
ARC ARVIRMN001, LLC
ARC ASCGRMO001, LLC
ARC ASSMATN001, LLC
ARC AZCTOLA001, LLC
ARC AZTMPGA001, LLC
ARC BFFTMFL001, LLC
ARC BKMST41001, LLC
ARC CBDTNPA001, LLC
ARC CBLDLPA001, LLC
ARC CBLMAPA001, LLC
ARC CBPHLPA001, LLC
ARC CBPHLPA002, LLC
ARC CBPHLPA003, LLC
ARC CBPHLPA004, LLC
ARC CBRBRPA001, LLC
ARC CBWNEPA001, LLC
ARC CHLKJTX001, LLC
ARC CHVCTTX001, LLC
ARC CKMST19001, LLC
ARC CVANSAL001, LLC
ARC CVDETMI001, LLC
ARC CVHYKMA001, LLC
ARC DB5PROP001, LLC
ARC DGATHMI001, LLC
ARC DGBGLLA001, LLC
ARC DGBNBGA001, LLC
ARC DGDNDLA001, LLC
ARC DGFLRMI001, LLC
ARC DGFTSAR001, LLC
ARC DGGNWLA001, LLC
ARC DGGSBVA001, LLC
ARC DGGVLMS002, LLC
ARC DGHDNMI001, LLC
ARC DGHTSAR001, LLC, each a Delaware limited liability company

By:        /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

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ARC DGLAFTN001, LLC
ARC DGLCRMN002, LLC
ARC DGMBLAR001, LLC
ARC DGMKNMI001, LLC
ARC DGMRALA001, LLC
ARC DGMSNTX002, LLC
ARC DGNTALA001, LLC
ARC DGRSEMI001, LLC
ARC DGRYLAR001, LLC
ARC DGSRBMO001, LLC
ARC DGSTNVA001, LLC
ARC DGSVNMO001, LLC
ARC DGVDRTX001, LLC
ARC DGVNLTN001, LLC
ARC DGWSNNY001, LLC
ARC FDBTLKY001, LLC
ARC FDCHLID001, LLC
ARC FDCRLMO001, LLC
ARC FDDNVAR001, LLC
ARC FDKRMCO001, LLC
ARC FDOCYLA001, LLC
ARC FDWLDCO001, LLC
ARC FEBSMND001, LLC
ARC FELELMS001, LLC
ARC FEWTNSD001, LLC
ARC FLCLTNC001, LLC
ARC FMMTCNJ001, LLC
ARC FMMTVAL001, LLC
ARC FMSNHPA001, LLC
ARC HR5BIAL001, LLC]
ARC HR5BPMN001, LLC
ARC HR5CVGA001, LLC
ARC HR5DOGA001, LLC
ARC HR5GAGA001, LLC
ARC HR5GANC001, LLC
ARC HR5GASC001, LLC
ARC HR5GAVA001, LLC
ARC LWAKNSC001, LLC
ARC LWMCNGA001 LLC
ARC HR5GBNC001, LLC
ARC HR5HOWI001, LLC, each a Delaware limited liability company

By:        /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

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ARC HR5MSSE001, LLC
ARC HR5NCTN001, LLC
ARC HR5PEGA001, LLC
ARC HR5PISC001, LLC
ARC HR5SLUT001, LLC
ARC HR5VAGA001, LLC
ARC HR5ZUMN001, LLC
ARC JCHUSTX001, LLC
ARC JCWSTCO001, LLC
ARC LWFYTNC001, LLC
ARC LWNBNNC001, LLC
ARC LWRMTNC001, LLC
ARC MFKXVTN002, LLC
ARC MFMCDGA001, LLC
ARC MFMDNID001, LLC
ARC MFTSEFL002, LLC
ARC MFVALGA001, LLC
ARC NTMNDIL001, LLC
ARC NTSNTTX001, LLC
ARC ORMNTWI001, LLC
ARC TKLWSFL001, LLC
ARC TPEGPTX001, LLC
ARC TSHRLKY001, LLC
ARC TSHTNMI001, LLC
ARC TSVRNCT001, LLC
ARC WGBEATX001, LLC
ARC WGBTDIA001, LLC
ARC WGGLTWY001, LLC
ARC WGLNSMI001, LLC
ARC WGOKCOK001, LLC
ARC WGPNBAR001, LLC
ARC WGTKRGA001, LLC
ARC WGWFDMI001, LLC, each a Delaware limited liability company

By:        /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

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ADMINISTRATIVE AGENT:
JPMORGAN CHASE BANK, N.A.
By:        /s/ Rita Lai
Name:    Rita Lai
Title:    Senior Credit Banker

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ELECTING LENDER:
REGIONS BANK
By:    /s/ Michael R. Mellot
Name: Michael R. Mellot
Title: Director

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SCHEDULE 2.01 – COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
Regions Bank	$140,000,000.00
Capital One, National Association	$100,000,000.00
U.S. Bank National Association	$100,000,000.00
Union Bank, N.A.	$100,000,000.00
Comerica Bank	$30,000,000.00
Synovus Bank	$25,000,000.00
The Huntington National Bank	$25,000,000.00
Total Commitments	$670,000,000.00